Exhibit 10.33

November 7, 2007

Band Translation Switch Technology License Agreement

This BAND TRANSLATION SWITCH TECHNOLOGY LICENSE AGREEMENT (this “Agreement”) is entered into as of November 7, 2007 (the “Effective Date”) by and between ENTROPIC COMMUNICATIONS, INC., a Delaware corporation, having its principal place of business in San Diego, California (“Entropic Communications”), and ECHOSTAR TECHNOLOGIES CORPORATION, a Delaware corporation, having its principal place of business in Englewood, Colorado (“EchoStar Technologies”). As used herein, Entropic and EchoStar are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, EchoStar design and deploys satellite systems for televisions, set-top boxes used to interface between satellite antennas receiving visual and voice content from satellites and to decode such signals to video signals displayed on video media;

WHEREAS, Entropic designs and provides semiconductor devices that enable tuning signals received at the satellite antenna and delivering the tuned signal to the set-top box deployed by EchoStar;

WHEREAS, each Party owns certain intellectual property related to band translation switch technology;

WHEREAS, Entropic desires to receive from EchoStar, and EchoStar is willing to grant to Entropic, a license to certain band translation switch technology under the terms and conditions of this Agreement; and

WHEREAS, EchoStar desires to receive from Entropic, and Entropic is willing to grant to EchoStar, a commitment to license certain patents related to the band translation switch technology under the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. DEFINITIONS. As used in this Agreement:

1.1 “Affiliate” of a given entity means any person or entity that directly or indirectly Controls, is Controlled by, or is under common Control with such given entity, for so long as such Control exists, and includes any entity that becomes an Affiliate during the term of this Agreement. For example, EchoStar Communications Corporation is an Affiliate of EchoStar, and RF Magic, Inc. is an Affiliate of Entropic.

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1.2 “BTS Product” means any product embodying the BTS Technology, including but not limited to, integrated circuit devices, chipsets, software, or systems.

1.3 “BTS Technology” means the band translation switch technology as further described in Exhibit A AND Exhibit B, AND as described or claimed in the Entropic BTS Patents identified, in Exhibit C and all continuations, continuations-in-part, applications requesting continuing examination, divisionals, reexaminations, reissues, and extensions thereof, and foreign counterparts, and substitutions thereof, whether or not the patents are yet issued or the patent applications are yet filed.

1.4 “Control” or “Controlled” means direct or indirect ownership by the given person or entity of more than fifty percent (50%) of the Voting Power or the power to direct or cause the direction of the day-to-day management, operations, business, and policies of the controlled entity, whether through the ownership of voting securities, by contract, or otherwise.

1.5 “CSS System” means any Direct Broadcast Satellite (“DBS”) system employing a CSS Product.

1.6 “EchoStar” means EchoStar Technologies and its Subsidiaries.

1.7 “EchoStar BTS IP” means (i) EchoStar BTS Patents, and (ii) the Intellectual Property Rights in EchoStar BTS Technology.

1.8 “EchoStar BTS Patents” means any and all design models, patents and patent applications owned by EchoStar or licensed to EchoStar with the right to sublicense, claiming any rights to any invention conceived prior to the Effective Date and covering BTS Technology, and used and/or implemented by Entropic to develop or manufacture any BTS Products for EchoStar, and all continuations, continuations-in-part, applications requesting continuing examination, divisionals, reexaminations, reissues, and extensions thereof, and foreign counterparts, and substitutions thereof, whether or not the patents are yet issued or the patent applications are yet filed.

1.9 “EchoStar BTS Technology” means any copyrights, data, know-how, trade secrets, methods, processes, techniques, proprietary information, specifications, schematics, diagrams, algorithms, software, firmware, and other forms of technology pertaining to BTS Technology, owned by EchoStar or licensed to EchoStar with the right to sublicense, which existed prior to the Effective Date and EchoStar has provided to Entropic or enabled Entropic to access and use and/or implement solely for the purpose of developing and/or manufacturing any BTS Product for sole use by EchoStar and EchoStar’s designees.

1.10 “Entropic” means Entropic Communications and its Subsidiaries.

1.11 “Entropic BTS Patents” means any and all design models, patents and patent applications owned by Entropic or its Subsidiaries or licensed to Entropic or its Subsidiaries with the right to sublicense, claiming any invention conceived prior to the Effective Date and commercially reasonable to practice the BTS Technology, and all continuations, continuations-in-part, applications requesting continuing examination, divisionals, reexaminations, reissues, and extensions thereof, and foreign counterparts, and substitutions thereof, whether or not the patents are yet issued or the patent applications are yet filed.

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1.12 “Intellectual Property Rights” means all rights of the following types which may exist or be created under the laws of any jurisdiction in the world: (i) rights associated with works of authorship, including exclusive exploitation rights, copyrights, and mask work rights; (ii) trade secret rights not protected by one or more unpublished patent applications; and (iii) rights in or relating to registrations and applications for any of the rights referred to in clauses (i) through (iii) of this sentence. For purpose of clarity and conciseness, Intellectual Property Rights do not include patent rights in any technology which is presently or in the future covered by one or more claims in an EchoStar BTS Patents. Any patent rights, if any, granted to such patent claims are covered by the definition of EchoStar BTS Patents.

1.13 “Purpose” shall mean the providing of BTS Products only to EchoStar directly or indirectly for any use or purpose by EchoStar and its Affiliates, Subsidiaries and designees.

1.14 “Subsidiary” of a given entity means any entity that is directly or indirectly Controlled by such given entity, for so long as such Control exists, and includes any entity that becomes a Subsidiary during the term of this Agreement.

1.15 “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of an entity (whether through direct or indirect beneficial ownership of shares or securities of such entity or otherwise).

2. LICENSE

2.1 EchoStar BTS IP. Subject to the terms and conditions of this Agreement and on behalf of itself, EchoStar hereby grants to Entropic a worldwide, non-transferable (except as permitted under Section 7.1), non-exclusive, non-sublicensable, fully-paid, royalty-free, terminable license under the EchoStar BTS IP to use, make derivatives of, combine, transform in any way, and manipulate in order to develop, make, have made, use, sell, offer for sale, import, or export any BTS Products solely for the Purpose. The license granted in this Section is retroactive and prospective.

2.2 Exclusivity. Entropic agrees that it will not make, have made, import, export, sell, have sold, use or otherwise dispose of any BTS Products to the specifications attached as Exhibit B (the “Current BTS Products”) for use in any deployment, system, CSS System, implementation or otherwise other than by EchoStar and EchoStar’s Affiliates, Subsidiaries and designees. Restrictions on any BTS Products that Entropic may develop in the future, if any, will be governed by the terms and conditions of a future product development, product purchase or similar agreement, which may be entered into between the Parties.

2.3 Contractors. The licenses granted under Section 2.1 shall extend to contractors of Entropic or its Affiliates, but solely to the extent such contractors are developing any BTS Products on behalf of Entropic for the purpose of the exclusivity specified in Section 2.2.

2.4 Signal Theft. With respect to signals transmitted by Echostar, its Affiliates, Subsidiaries or designees, Entropic shall not directly or knowingly assist any third party, with respect to EchoStar signal: (i) engage in any signal theft, piracy or similar activities; (ii) engage in any unauthorized reception, transmission, publication, use, display or similar activities with respect to EchoStar programming; (iii) alter any system utilizing a BTS Product or smart cards or any other equipment compatible with programming delivered by EchoStar or any of its

November 7, 2007

Subsidiaries or Affiliates to be capable of signal theft (or for any other reason without the express written consent of EchoStar); (iv) manufacture, import, offer to the public, sell, provide or otherwise traffic in any technology, product, service or device which is primarily designed or produced for the purpose of, or is marketed for use in, or has a limited commercially significant purpose other than, assisting in or facilitating signal theft or other piracy; or (v) aid any others in engaging in, or attempting to engage in, any of the above described activities. Entropic shall promptly notify EchoStar if it becomes aware of any such activity by any person or entity.

2.5 Notice of Signal Theft. Upon EchoStar providing Entropic with written notice (for purpose of this Section 2.5 only, the “Notice”) and sufficient evidence establishing at least probable cause that a customer to whom Entropic is selling or otherwise providing BTS Technology or BTS Products is directly or indirectly engaged in Signal Theft, Entropic will discontinue its sale of or other disposition of BTS Products to such customer within ten (10) business days after receiving such notice and evidence. For purposes of this Section 2.5, Entropic’s obligation to remedy such breach shall be fully satisfied by: (i) discontinuing sales to the distribution point from which alleged Signal Theft related sales or activities are emanating; (ii) informing said distribution point that further distribution of any CSS Products provided by Entropic to said customer, are unauthorized and must cease immediately; (iii) providing written notice to EchoStar within fifteen (15) business days of receiving the Notice of the actions it has taken in response to the Notice; (iv) taking commercially reasonable efforts to cooperate and assist EchoStar in further investigating and prosecuting the Signal Theft allegations; and (v) Entropic shall not resume sales of BTS Products to any entity identified in the Notice without EchoStar’s consent.

2.6 Entropic BTS Patents.

(a) Subject to the terms and conditions of this Agreement and on behalf of itself and its Subsidiaries, Entropic agrees to grant a nonexclusive license to Entropic BTS Patents, under reasonable and non-discriminatory terms, to a third party designated by EchoStar to enable the third party to make, have made, import, sell, have sold, and export BTS Products for use in any deployments by EchoStar, its Affiliates, Subsidiaries and designees, provided that this obligation to license to such third party is subject to a reciprocal obligation from such third party to grant a similar license under substantially similar terms to Entropic and its Subsidiaries. Notwithstanding the foregoing, such license obligation shall be suspended, provided Entropic chooses to use one or more of its Intellectual Property Rights or patent rights to cross-assert against such third party to offset a claim or action brought by such third party against Entropic or its Subsidiaries for infringement of an Intellectual Property Right or patent right relating to BTS Technology. However, such third party may complete and sell any work-in-progress and inventory of the BTS Products that exist as of the effective date of suspension and for a period of six (6) months thereafter. Entropic’s obligation, if any, to grant a license to Entropic BTS Patents to a third party designated by EchoStar to enable a second source for any future BTS Products sold to EchoStar, its Affiliates, Subsidiaries and designees will be governed by the terms and conditions of a future product development, product purchase or similar agreement, which may be entered into between the Parties.

(b) To the extent Entropic files for bankruptcy protection under applicable bankruptcy laws or makes an assignment for the benefit of the creditors (“Bankruptcy”), Entropic agrees to grant a nonexclusive, non-transferable (except as permitted under Section 6.1), fully-paid, and royalty-free license to Entropic BTS Patents to EchoStar to develop, make,

November 7, 2007

have made, use, sell, offer for sale, and import BTS Products, including the right to sublicense a third party designated by EchoStar to supply the BTS Products solely to EchoStar, its Affiliates and Subsidiaries and designees in furtherance of the Purpose. During the period of time that Entropic is in Bankruptcy, EchoStar will have no obligation to charge any license fees or royalties to such third party sublicensee. However, at any time Entropic reverts back from Bankruptcy, the license granted to EchoStar under this Section 2.5(b), including any sublicense granted thereunder, will automatically terminate, provided that Entropic’s obligation to grant a license to a third party under Section 2.5(a) will remain, and EchoStar will have no obligation to pay Entropic any royalties or license fees for the period of time that Entropic was in Bankruptcy.

3. REPRESENTATIONS AND WARRANTIES

3.1 Power and Authority. Each Party represents and warrants that: (i) it has full right, power, and authority to enter into this Agreement and to perform its obligations and duties under this Agreement, including granting of the license granted in this Agreement, and to bind its Affiliates and or Subsidiaries referenced in this Agreement; (ii) the performance of such obligations and duties does not and will not conflict with or result in a breach of any other agreements to which it is a party or any judgment, order, or decree by which it is bound; and (iii) it has taken all necessary corporate actions to enter into this Agreement, and it has duly executed and delivered this Agreement.

3.2 Entropic BTS Patents. Entropic represents and warrants that the patents and patent applications listed on Exhibit C are the only patents and patent applications owned by Entropic or its Subsidiaries as of the Effective Date that cover the BTS Products and are necessary for implementation of the BTS Technology as shown in Exhibit A of this Agreement.

3.3 Entropic Products. Entropic represents and warrants that Exhibit B lists all of Entropic’s BTS Products as of the Effective Date.

3.4 General Disclaimers. THE EXPRESS WARRANTIES SET FORTH IN SECTION 4.1 ARE THE ONLY WARRANTIES MADE BY EITHER PARTY IN CONNECTION WITH THIS AGREEMENT AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY. ALL PATENTS AND OTHER INTELLECTUAL PROPERTY RIGHTS LICENSED HEREUNDER ARE PROVIDED “AS IS.”

4. TERM AND TERMINATION

4.1 Term. This Agreement shall commence on the Effective Date and shall continue until the latter of: (a) for as long as Entropic is developing or supplying any BTS Products to EchoStar, its Affiliates, Subsidiaries and designees; and (b) to the end of life of the last to expire of the Entropic BTS Patents and the EchoStar BTS Patents. Further, if Entropic violates Section 2.5, EchoStar may terminate this Agreement by written notice to Entropic, unless Entropic remedies the violation within thirty (30) calendar days after receiving written notice of such violation. For purposes of this Section 4.1, Entropic’s obligation to remedy shall be fully satisfied by discontinuing sales to the distribution point from which alleged piracy related sales are emanating. Entropic shall not resume sales to such entity without EchoStar’s consent. If Entropic misappropriates any EchoStar Intellectual Property Rights disclosed or access provided to Entropic after the Effective Date, EchoStar may terminate this Agreement by written notice to Entropic, unless Entropic remedies the violation with ninety (90) days after receiving written notice of such violation.

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4.2 Effect of Termination. Upon termination of this Agreement for violations under Section and 2.5, the license granted by EchoStar to Entropic hereunder shall immediately terminate. Upon termination of this Agreement for any other reason, the license granted by EchoStar to Entropic hereunder shall immediately terminate, except Entropic may complete and sell any work-in-progress and inventory of the BTS Products to fulfill any outstanding purchase orders submitted by EchoStar, its Affiliates, Subsidiaries or designees.

4.3 Survival. Sections 1 (Definitions), 2.5 (Notice of Signal Theft), 3 (Representations and Warranties), 4.2 (Effect of Termination), 4.3 (Survival), 5 (Limitation of Liability), 6 (Confidentiality) and 7 will survive any termination of this Agreement.

5. LIMITATION ON LIABILITY. EXCEPT AS OTHERWISE PROVIDED EXPRESSLY HEREIN, NEITHER ECHOSTAR NOR ENTROPIC WILL BE LIABLE TO THE OTHER FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND (INCLUDING LOST REVENUES OR PROFITS, OR LOSS OF BUSINESS) IN ANY WAY RELATED TO THIS AGREEMENT, REGARDLESS OF WHETHER THE PARTY LIABLE OR ALLEGEDLY LIABLE WAS ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY THEREOF. THE FOREGOING LIMITATIONS OF LIABILITY SHALL NOT APPLY FOR ANY REASON WHATSOEVER IN CONNECTION ANY WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF EITHER PARTY.

(a) For the purpose of this Section 5 only, references to “EchoStar” and Entropic” shall be deemed to include each Party’s employees, directors, officers, licensees, representatives and subcontractors, suppliers, distributors and customers.

6. CONFIDENTIALITY. Neither Party shall disclose any confidential information to the other Party under this Agreement.

7. GENERAL

7.1 Restriction on Assignment. Neither Party may assign or transfer this Agreement or any of its rights and obligations under this Agreement to any third party without the prior written notice to, and obtaining the prior written consent of, the other Party; provided however that (i) EchoStar may assign this Agreement, without such consent of Entropic, to an Affiliate of EchoStar or to a third party, other than a direct competitor of Entropic (or any Affiliate of such a direct competitor), in connection with the sale of all or substantially all of the business and assets of EchoStar relating to this Agreement, whether by sale, merger, operation of law or otherwise, and (ii) Entropic may assign this Agreement, without such consent of EchoStar, to an Affiliate of Entropic or to a third party, other than a direct competitor of EchoStar (or any Affiliate of such a direct competitor), in connection with the sale of all or substantially all of the business and assets of Entropic relating to this Agreement, whether by sale, merger, operation of law or otherwise. Any assignment or attempted assignment in violation of the foregoing will be null and void. In the event of any assignment of this Agreement, the successor-in-interest must agree in writing to be bound by the terms and conditions of this Agreement.

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7.2 Infringement by Others. Each Party shall have the option, but not the obligation, to seek redress for infringement of any each Party’s patent rights in BTS Technology by third parties at its own expense and shall be entitled to any recovery therefore. In any action for such infringement, the other Party shall reasonably cooperate with the asserting Party at the asserting Party’s reasonable expense. Neither Party shall have any right, authority or standing to bring any action against any third party relating to the third party’s infringement of the other Party’s patent rights in and/or to the BTS Technology.

7.3 Confidentiality of the Agreement. Neither Party will disclose any terms or conditions of this Agreement to any third party, without the prior written consent of the other Party, except (i) as required by laws or regulations, including SEC regulations; (ii) to its attorneys, accountants, and other professional advisors under a duty of confidentiality; or (iii) to a third party under a duty of confidentiality in connection with a proposed merger or a proposed sale of all or part of such Party’s business which relates to this Agreement.

7.4 Notice. Any notice, approval, authorization, consent, or other communication required or permitted to be delivered to any Party under this Agreement must be in writing and will be deemed properly delivered, given, and received (i) one (1) business day after it is sent for overnight delivery by a nationally recognized courier or express delivery service as evidenced by receipt of such courier or service, or (ii) on the date of facsimile transmission confirmed by mailing a copy thereof to the address or facsimile number set forth beneath the name of such Party below (or to such other address or facsimile number as such Party may have specified in a written notice to the other Party):

If to EchoStar:	If to Entropic:

EchoStar Technologies Corporation 9601 S. Meridian Blvd. Englewood, CO 80112 Phone: (303) 723-1600 FAX: (303) 723-1699 Attention: General Counsel	Entropic Communications 9276 Scranton Road, Second Floor San Diego, CA 92121 Phone: 858-625-3200 Fax: 858-546-2409 Attention: General Counsel

7.5 Governing Law; Venue. This Agreement will be construed in accordance with and governed in all respects by the laws of the State of Delaware without regard to any conflicts of law principles which would result in application of laws of any other jurisdiction. Any legal action or other legal proceeding relating to this Agreement, the subject matter thereof or the enforcement of any provision of this Agreement may only be brought or otherwise commenced in the state or federal courts located in Wilmington, Delaware. Each Party expressly and irrevocably consents and submits to the jurisdiction of such state and federal courts (and appellate courts thereof in connection with any such legal proceeding).

7.6 Waiver. All waivers must be in writing and signed by an authorized representative of the Party to be charged. Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

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7.7 Severability. If any provision of this Agreement is unenforceable, such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.

7.8 Independent Contractors. This Agreement is not intended to establish any partnership, joint venture, agency, or other relationship between the Parties, except that of independent contractors.

7.9 Construction. The section headings in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement, and will not be referred to in connection with the construction or interpretation of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be used against either Party in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” All references in this Agreement to “Sections” are intended to refer to Sections of this Agreement.

7.10 Counterparts. This Agreement may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement.

7.11 Entire Agreement. This Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof. This Agreement may not be amended, modified, altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of all Parties.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ENTROPIC COMMUNICATIONS, INC.		ECHOSTAR TECHNOLOGIES CORPORATION

By:	/s/ Patrick Henry	By:	/s/ Mark W. Jackson
Name:	Patrick Henry	Name:	Mark W. Jackson
Title:	Chief Executive Officer	Title:	President

November 7, 2007

Exhibit A

BTS TECHNOLOGY

Any technology that performs the functionality as shown in the diagram within the dashed box of the figure on the page titled “6 .0 BLOCK DIAGRAM” of specification titled Band Translating Switch RF Specification BTS Rev 00 dated September 19, 2001 (attached for reference).

Filters and combiner may or may not be part of IC Device due to the ability to integrate these components, however, these will be part of the overall solution.

Furthermore

Filter bandwidth is greater than 500 MHz

Number of inputs greater than or equal to 2

Number of Band Translation devices greater than or equal to 2

May or may not have cascade outputs.

Entropic’s RF5000, RF5100, RF5101 are product examples that perform this functionality.

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6.0 Block Diagram

Switch
Switch
Low Band Translator/Bypass
High Band Translator/Bypass
Combiner
2-Way Splitter
Tuner #1
Tuner #2
3100 MHz
PLL
Cascadable Outputs
4 Way Input Power Dividers support 2 Dual Tuner Settops
Band Translating Switch's need to be fully cascadable to a max of 3 Switch's
6 Way Input Power Dividers support 3 Dual Tuner Settops

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EXHIBIT B

ENTROPIC BTS PRODUCT SPECIFICATIONS

RF5101

ENTROPIC communications

Satellite Receiver Band Translation Switch (BTS) RFIC enabling any two DBS bands/polarizations of 4 satellites to be transmitted over one coaxial cable

General Description

The RF5101 RFIC is used in Digital Broadcast Satellite (DBS) consumer premises equipment. It enables any two bands of DBS television channels from either polarization of up to four separate satellites to be transmitted over a single coaxial cable between a DBS antenna on a roof and a set top box in a premise. A single RF5101 has three output interfaces to three cables, with each output providing dual, independent bands for two tuners on a single cable.

The RF5101 is intended to be used in a low noise block (LNB) converter and Multi-switch that is part of a DBS outdoor electronics unit (ODU) integrated with an antenna on a roof. It is optimized for the LNB integration.

The RF5101 saves the significant cost of installing additional coaxial cable for both new and upgraded DBS installations of multi-tuner set top boxes.

Features

- **Four 950–2150 MHz inputs**
- **Three outputs each supporting 2 tuners in a set top box (i.e. watch-record) via a single cable**
- **Integrated LO synthesizer and VCO**
- **Use single 25 MHz Crystal Oscillator (XO)**
- **3.1 GHz output for external mixing**
- **Low external component count**
- **Low spurious levels**
- **High channel to channel isolation**
- **3-wire serial bus interface for programming**
- **7x7 mm 48 pin QFN package**
- **Pb-free and RoHS Compliance**

Applications

- ✓ DBS Low Noise Block Converters
- ✓ DBS Band Translating Multi-Switch

Bands

- ✓ 950 – 1450 MHz
- ✓ 1650 – 2150 MHz

BTS LNB
LNB 1
LNB 2
LNB 3
LNB 4
LNB 1
LNB 2
LNB 3
LNB 4
RF5101 BTS
Σ
To Dual Tuner Settop Box 1
To Dual Tuner Settop Box 2
To Dual Tuner Settop Box 3
Dual Tuner Settop Box 1
Watch
Record
Dual Tuner Settop Box 2
Watch
Record
Dual Tuner Settop Box 3
Watch
Record

PRELIMINARY

Entropic – RF5101

Entropic Confidential and Proprietary © 2007

1

November 7, 2007

RF5100

Satellite Receiver Band Translation Switch (BTS) RFIC enabling any two DBS bands/polarizations of 4 satellites to be transmitted over one coaxial cable

General Description

The RF5100 RFIC is used in Digital Broadcast Satellite (DBS) consumer premises equipment. It enables any two bands of DBS television channels from either polarization of up to four separate satellites to be transmitted over a single coaxial cable between a DBS antenna on a roof and a set top box in a premise. A single RF5100 has three output interfaces to three cables, with each output providing dual, independent bands for two tuners on a single cable.

The RF5100 is intended to be used in a low noise block (LNB) converter that is part of a DBS outdoor electronics unit (ODU) integrated with an antenna on a roof.

The RF5100 saves the significant cost of installing additional coaxial cable for both new and upgraded DBS installations of multi-tuner set top boxes.

Features

- **Four 950–2150 MHz inputs**
- **Three outputs each supporting 2 tuners in a set top box (i.e. watch-record) via a single cable**
- **Integrated LO synthesizer and VCO**
- **25 MHz Crystal Oscillator (XO)**
- **Low external component count**
- **Low spurious levels**
- **High channel to channel isolation**
- **5.75 to 6.25 V Supply**
- **3-wire serial bus interface for programming**
- **7x7 mm 48 pin QFN package**

Applications

- ✓ DBS Low Noise Block Converters
- ✓ DBS Band Translating Multi-Switch

Bands

- ✓ 950 – 1450 MHz
- ✓ 1650 – 2150 MHz

LNB 1
LNB 2
LNB 3
LNB 4
RF5100
BTS
Σ
To Dual Tuner Settop Box 1
To Dual Tuner Settop Box 2
To Dual Tuner Settop Box 3
BTS LNB
LNB 1
LNB 2
LNB 3
LNB 4
Dual Tuner Settop Box 1
Dual Tuner Settop Box 2
Dual Tuner Settop Box 3
Watch
Record
Watch
Record
Watch
Record

RF Magic – RF5100

RF Magic Confidential and Proprietary © 2006

2

November 7, 2007

RF5000

RFmagic

Satellite Receiver Band Translation Switch (BTS) RFIC enabling any two DBS bands/polarizations of 4 satellites to be transmitted over one coaxial cable

General Description

The RF5000 RFIC is used in Digital Broadcast Satellite (DBS) consumer premises equipment. It enables any two bands of DBS television channels from either polarization of up to four separate satellites to be transmitted over a single coaxial cable between a DBS antenna on a roof and a set top box in a premise. A single RF5000 has two output interfaces to two cables, with each output providing dual, independent bands for two tuners on a single cable.

The RF5000 is used in two applications. One application is in a low noise block (LNB) converter that is part of a DBS outdoor electronics unit (ODU) integrated with an antenna on a roof. The second RF5000 application is in an RF band translation switch box that is deployed anywhere (outdoor or indoor) between a DBS antenna on a roof and set top boxes in a premise.

The RF5000 saves the significant cost of installing additional coaxial cable for both new and upgraded DBS installations of multi-tuner set top boxes.

Features

- **Four 950–2150 MHz inputs**
- **LNB cascade outputs to feed other devices**
- **Two outputs each supporting 2 tuners in a set top box (i.e. watch-record) via a single cable**
- **Integrated LO synthesizer and VCO**
- **Crystal Oscillator (XO) 25 MHz**
- **XO buffered output to feed other devices**
- **Low external component count**
- **Low spurious levels**
- **High channel to channel isolation**
- **5.75 to 6.25 V Supply**
- **3-wire serial bus interface for programming**
- **48 pin QFN package**

Applications

- ✓ DBS Low Noise Block Converters
- ✓ DBS Band Translating Switch

Bands

- ✓ 950 – 1450 MHz
- ✓ 1650 – 2150 MHz

LNB 1
LNB 2
LNB 3
RF5000 BTS
Σ
To Dual Tuner Settop Box 1
To Dual Tuner Settop Box 2
LNB 1
LNB 2
BTS
LNB 3
Dual Tuner Settop Box 1
Watch
Record
Dual Tuner Settop Box 2
Watch
Record
LNB 1
LNB 2
Up to 200 ft.
Band Translation (w/ RF5000)
Dual Tuner Settop Box 1
Watch
Record
Dual Tuner Settop Box 2
Watch
Record
LNB 3
LNB 4

RF Magic – RF5000

RF Magic Confidential and Proprietary
Page 1 of 23
Product Datasheet Rev 4.01
Document Number RF-SDS-DS009-04-01

3

November 7, 2007

RF5000A

RFmagic™

Satellite Receiver Band Translation Switch (BTS) RFIC enabling any two DBS bands/polarizations of 4 satellites to be transmitted over one coaxial cable

General Description

The RF5000A RFIC is used in Digital Broadcast Satellite (DBS) consumer premises equipment. It enables any two bands of DBS television channels from either polarization of up to four separate satellites to be transmitted over a single coaxial cable between a DBS antenna on a roof and a set top box in a premise. A single RF5000A has two output interfaces to two cables, with each output providing dual, independent bands for two tuners on a single cable.

The RF5000A is used in two applications. One application is in a low noise block (LNB) converter that is part of a DBS outdoor electronics unit (ODU) integrated with an antenna on a roof. The second RF5000A application is in an RF band translation switch box that is deployed anywhere (outdoor or indoor) between a DBS antenna on a roof and set top boxes in a premise.

The RF5000A saves the significant cost of installing additional coaxial cable for both new and upgraded DBS installations of multi-tuner set top boxes.

Features

- **Four 950–2150 MHz inputs**
- **LNB cascade outputs to feed other devices**
- **Two outputs each supporting 2 tuners in a set top box (i.e. watch-record) via a single cable**
- **Integrated LO synthesizer and VCO**
- **Crystal Oscillator (XO) 25 MHz**
- **XO buffered output to feed other devices**
- **Low external component count**
- **Low spurious levels**
- **High channel to channel isolation**
- **5.75 to 6.25 V Supply**
- **3-wire serial bus interface for programming**
- **48 pin QFN package**

Applications

- ✓ DBS Low Noise Block Converters
- ✓ DBS Band Translating Switch

Bands

- ✓ 950 – 1450 MHz
- ✓ 1650 – 2150 MHz

LNB 1
LNB 2
LNB 3
Watch
Band
Translator

RF Magic – RF5000A

RF Magic Confidential and Proprietary © 2003

4

November 7, 2007

RF5100

RFmagic
DELIVERING THE NEXT RF GENERATION™

DBS Band Translation Switch IC

RF5100 Revision A Engineering Samples Advance Datasheet Rev 1.0 Errata

7/5/2005

Specification Non-Confromance	*Expectation or Data Sheet Specifiation*	*Cause*	*Corrective Action*
Non Harmonic Spurious Products: 12.2 - 12.7 GHz at -54dBm at room temperature	-70 dBm	Improvement in 4 x LO (= 12.4 GHz) not realized.	Under investigation.
Crystal spurious is failing spec in the high band (1650-2150 MHz) at room temp.	-90 dBm	Crystal output buffer is major source (xtal_out, pin 27). Coupling to mixer 3 (and other mixers) is higher than simulated.	Under investigation.

RF Magic – RF5100

RF Magic, Inc. Proprietary and Confidential, 2005

Subject to Change

- 1 -

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November 7, 2007

Exhibit C

ENTROPIC BTS PATENTS

DOCKET	TITLE	Country	Patent Number	Application Serial Number
RFM001B US	Integrated Crosspoint Switch with Band Translation	US		11/618,922 (US20070111661 Pub. No)

RFM001 EP	Integrated Crosspoint Switch with Band Translation	EPO		EP20030797006 (EP1573931 Pub. No.)

RFM001 CN	Integrated Crosspoint Switch with Band Translation	China		CN20038108801 (CH1739245A Pub. No.)

RFM002B US	Signal Distribution System			11/538,627 (US20070141982 Pub. No.)
	Cascadable AGC Device and	US
Method

RFM002 EP	Signal Distribution System Cascadable AGC Device and Method	EPO		EP20030812996 (EP1576751A2 Pub. No.)

RFM002 CN	Signal Distribution System Cascadable AGC Device and Method	China		CN20038108717 (CN1739252A Pub. No.)

RFM003B US	NxM Crosspoint Switch w/ Band Translation	US		11/537,628 (US20070087712 Pub. No.)

RFM003 EP	NxM Crosspoint Switch w/ Band Translation	EPO		EP20030790493 (EP1574084A2 Pub. No.)

RFM004B	Mixer Circuit with Bypass
and Mixing Modes having
	Constant Even Order	US	7,271,640
Generation and Method of
Operation

6